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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):        January 27, 1997



                            CB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
               (State or other jurisdiction of incorporation)


         0-11011                                     38-2340045
(Commission File Number)                 (IRS Employer Identification No.)


               One Jackson Square, Jackson, Michigan  49201-1446
             (Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code:  (517) 788-2701

                                 Not Applicable

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On January 27, 1997, CB Financial Corporation, a Michigan corporation (the "Company"), and Citizens Banking Corporation, a Michigan corporation ("Citizens"), entered into an Agreement and Plan of Merger, dated as of January 27, 1997 (the "Merger Agreement"). The Merger Agreement provides for the merger ("Merger") of a wholly-owned subsidiary of Citizens with and into the Company, as a result of which the Company will become a wholly-owned subsidiary of Citizens, subject to, among other customary conditions, the affirmative vote of a majority of the outstanding voting shares of the Company and Citizens and various regulatory approvals.

         Pursuant to the Merger Agreement, each outstanding share of the Company's common stock, par value $7.50 per share (the "Company Common Stock"), will be exchanged for 1.489 shares of Citizens common stock.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

         In connection with the execution of the Merger Agreement, the Company and Citizens entered into a Stock Option Agreement, dated as of January 27, 1997 (the "Option Agreement"), pursuant to which the Company granted Citizens the right to purchase up to 19.9% of the shares of Company Common Stock at a price of $37.66 per share upon the occurrence of certain events described therein relating generally to the acquisition of the Company by a third party.

         The foregoing description is qualified in its entirety by reference to the Option Agreement, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

      In connection with the execution of the Merger Agreement, the Company amended its bylaws (as amended, the "Bylaws") to provide that Chapter 7B of the Michigan Business Corporation Act does not apply to any "control share acquisition" (as such term is defined in Chapter 7B of the Michigan Business Corporation Act) of shares of the Company.

      The foregoing description is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3 and are incorporated herein by reference.



ITEM 7.          FINANCIAL STATEMENTS
                 PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.  Not Applicable.

         (b)     Pro Forma Financial Information.  Not Applicable.
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         (c)  Exhibits.

                 2.1 Agreement and Plan of Merger, by and among Citizens Banking Corporation, Polaris Acquisition, Inc. and CB Financial Corporation, dated as of January 27, 1997.

                 2.2 Stock Option Agreement, by and between CB Financial Corporation and Citizens Banking Corporation, dated as of January 27, 1997.

                 3. Bylaws of CB Financial Corporation, as amended January 27, 1997.

                 99.1 Press release issued by Citizens Banking Corporation and CB Financial Corporation on January 27, 1997.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  February 3, 1997

                                        CB FINANCIAL CORPORATION


                                        By: /s/ Brian D. Bell
                                        --------------------------------
                                        Brian D. Bell
                                        Chairman and
                                        Chief Executive Officer
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                                 EXHIBIT INDEX

                         -----------------------------


Exhibit No.               Description
-----------               --------------
2.1                       Agreement and Plan of Merger, by and between Citizens Banking
                          Corporation, Polaris Acquisition, Inc. and CB Financial Corporation, dated as of January 27, 1997.

2.2                       Stock Option Agreement, by and between CB Financial Corporation and
                          Citizens Banking Corporation, dated as of January 27, 1997.

3.                        Bylaws of CB Financial Corporation, as amended January 27, 1997.

99.1                      Press release issued by Citizens Banking Corporation and CB Financial
                          Corporation on January 27, 1997.

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